UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 4, 2006

Stellent, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	0-19817	41-1652566
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 Flying Cloud Drive, Suite 500, Eden Prairie, Minnesota		55344
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(952) 903-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

BOARD COMPENSATION PROGRAM:

On April 4, 2006, our board of directors approved the following revised compensation program for its non-employee directors, effective for our fiscal year ending March 31, 2007, known as fiscal 2007:

Annual Retainer: $40,000 (payable quarterly, in advance)

Committee Chairs Retainers:
-- Audit Committee Chair: $16,000 (payable quarterly, in advance)
-- Compensation Committee Chair: $8,000 (payable quarterly, in advance)
-- Governance & Nominating Committee Chair: $8,000 (payable quarterly, in advance)
Note: Committee chair retainers are in addition to annual retainers

Deferred Share Units: 3,800 deferred share units were granted on April 4, 2006, with all deferred share units vesting on the earlier of April 1, 2011, or upon a change of control of our company. The form of deferred share unit agreement with our non-employee directors is filed as exhibit 10.1 to this Form 8-K and is incorporated by reference into this Item 1.01.

EXECUTIVE OFFICER DEFERRED SHARE UNIT GRANTS:

On April 6, 2006, our compensation committee authorized grants of performance based deferred share units to each of Mr. Olson (21,200 deferred share units), Mr. Waldon (7,800 deferred share units) and Mr. Ryan (7,800 deferred share units). Each performance based deferred share unit converts to one restricted share of common stock on March 31, 2007; provided, that our company satisfies certain performance criteria based upon the achievement by our company of certain revenue, adjusted operating profit and cash flows from operations targets for fiscal 2007 that were established by the compensation committee. 50% of the restricted shares issued upon conversion of the performance based deferred share units vest on March 31, 2008 and the remainder vest on March 31, 2009. The form of performance based deferred share unit agreement is filed as exhibit 10.2 to this Form 8-K and is incorporated by reference into this Item 1.01.

FISCAL 2007 EXECUTIVE OFFICER BASE SALARIES:

On April 6, 2006, our compensation committee set the annual base salaries for each of our executive officers for fiscal 2007. Mr. Olson's base salary was set at $350,000, Mr. Waldon's base salary was set at $250,000 and Mr. Ryan's base salary was set at $275,000.

FISCAL 2007 EXECUTIVE OFFICER BONUS PROGRAM:

On April 6, 2006, our compensation committee implemented a bonus program for fiscal 2007 pursuant to which our executive officers are eligible to receive cash bonuses. Pursuant to this program, our executive officers will receive quarterly and annual bonuses based upon the achievement by our company of certain revenue, adjusted operating profit and cash flows from operations targets for fiscal 2007 that were established by the compensation committee. The maximum awards payable to the executive officers under this program are $450,000 for Mr. Olson, $240,000 for Mr. Waldon and $300,000 for Mr. Ryan.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 4, 2006, our board of directors elected William B. Binch as a member of our board of directors. A press release announcing this election is filed as exhibit 99 to this Form 8-K and is incorporated by reference into this Item 5.02.

Item 9.01 Financial Statements and Exhibits.

10.1 Form of Deferred Share Unit Agreement – Non-Employee Director under the Stellent, Inc. 2005 Equity Incentive Plan
10.2 Form of Peformance Based Deferred Share Unit Agreement under the Stellent, Inc. 2005 Equity Incentive Plan
99 Press Release dated April 6, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stellent, Inc.

April 10, 2006	By:	Gregg A. Waldon

Name: Gregg A. Waldon
Title: Executive Vice President, Chief Financial Officer, Secretary and Treasurer

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Exhibit Index

Exhibit No.	Description

10.1	Form of Deferred Share Unit Agreement - Non-Employee Director under the Stellent, Inc. 2005 Equity Incentive Plan
10.2	Form of Peformance Based Deferred Share Unit Agreement under the Stellent, Inc. 2005 Equity Incentive Plan
99	Press Release dated April 7, 2006